UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  February 28, 2018

General Moly, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On February 28, 2018, Eureka Moly, LLC (the “LLC”) and Mount Hope Mines, Inc. (“MHMI”) entered into a Second Amendment dated effective January 15, 2018 (the “Second Amendment”) to the Lease Agreement dated effective October 19, 2005, as amended by the First Amendment dated effective November 20, 2007 (the “Lease Agreement”).  The Second Amendment provides that following commencement of commercial production of any non- molybdenum minerals at the Mt. Hope Project, the LLC will pay a production royalty to MHMI as follows:

•                  For zinc, the production royalty shall be equal to (i) 4.0% of net returns when the average gross value for the calendar quarter is less than or equal to $2.00 per pound; (ii) 4.5% of net returns when the average gross value is between $2.01 and $2.49 per pound; and (iii) 5.0% of net returns when the average gross value is $2.50 per pound or greater; and

•                  For all other non-moly minerals, the production royalty shall be equal to 4.0% of net returns.

If commercial production of non-moly minerals commences before commercial production of molybdenum, the Second Amendment provides that the LLC’s obligation to pay the annual advance royalty under the Lease Agreement will continue until the LLC has paid MHMI an aggregate of $3 million in non-moly production royalties in a three-year period.  After this threshold is met, then payment of the advance royalty may be deferred in whole or in part if the non-moly production royalty exceeds specified levels.  After non-moly production royalties have exceeded $10,000,000, future payments may be credited against future production royalties under certain circumstances.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 10.1.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
10.1	Second Amendment to Lease Agreement, dated effective January 15, 2018, between Eureka Moly, LLC and Mount Hope Mines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: February 28, 2018	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer